COHEN & STEERS ETF TRUST

Cohen & Steers Short Duration Preferred and Income Active ETF (the “Fund”)

Supplement dated October 30, 2026 to the Prospectus dated August 1, 2026

The section titled “Purchase and Sale of Fund Shares” of the Fund’s Prospectus is hereby deleted and restated in its entirety, as follows:

The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), that governs transactions in Fund creation units) in large blocks of shares called Creation Units. Creation Units are issued and redeemed typically for cash, but also may be issued and redeemed for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.

Individual shares may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at www.cohenandsteers.com.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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